UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of BIMI International Inc. (the “Registrant” or the “Company”) held on December 29, 2023, the shareholders of the Registrant (the “Shareholders”) voted and approved, (1) the election of seven directors to serve on the board of directors of the Company, until the next annual meeting of Stockholders and until their respective successors have been duly elected and qualified; (2) the adoption of an amendment to the Company’s Amended and Restated Bylaws to change the Company’s staggered board (also known as classified board) to a standard board composition; (3) the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to BIMI International Medical Inc.; (4) on a non-binding advisory basis, the compensation of the Company’s executive officers; (5) on a non-binding advisory basis, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (“Say When on Pay Vote”) to determine the frequency of future advisory votes on executive compensation; and (6) the ratification of the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

1.	The votes cast by the Shareholders with respect to Proposal One were as follows:

Director	For	Votes Against	Votes Abstain	% Votes For (Based on Total Proxy Shares)
Fnu Oudom	8,199,543	20,540	1,330	70.75
Tiewei Song	8,199,535	20,548	1,330	70.75
Mia Kuang Ching	8,199,547	20,536	1,330	70.75
Sammi Ean Seok Ang	8,198,902	21,171	1,340	70.74
Barry I. Regenstein	8,199,596	20,478	1,339	70.75
Tim H. Safransky	8,199,596	20,488	1,329	70.75
Symington Smith	8,199,549	20,535	1,329	70.75

2.	The votes cast by the Shareholders with respect to Proposal Two were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
8,198,979	21,488	946	70.74

3.	The votes cast by the Shareholders with respect to Proposal Three were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
8,187,102	33,364	947	70.64

4.	The votes cast by the Shareholders with respect to Proposal Four were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
8,196,928	23,463	1,022	70.73

5.	The votes cast by the Shareholders with respect to Proposal Five were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain
8,197,525	19,271	1,497	3,120

6.	The votes cast by the Shareholders with respect to Proposal Six were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
8,218,720	19,271	928	70.91

Item 8.01. Other Events.

On January 3, 2024, the Company issued a press release announcing the results of the annual meeting of Shareholders held on December 29, 2023. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

Exhibit No	Document
99.1	Press Release dated January 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2024	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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